Earnings (loss) per share	3 Months Ended
Nov. 30, 2024
Notes and other explanatory information [abstract]
Earnings (loss) per share

12.	Earnings (loss) per share

	Three months ended November 30,
	2024	2023
Net income (loss) attributable to shareholders	$981	$(966)
Weighted average number of common shares for basic EPS(1)	291,668,469	285,283,429
Effect of dilutive stock options, warrants, RSUs and share awards	1,826,542	-
Weighted average number of common shares for diluted EPS(1)	293,495,011	285,283,429

(1)	The weighted average number of common shares for basic and diluted EPS include 11.0 million gross number of vested, but unissued, common shares relating to common share awards.

For the three months ended November 30, 2024, the weighted average number of common shares for diluted EPS excluded 10.5 million stock options and 36.2 million warrants that were anti-dilutive for the period (2023 - 15.4 million stock options, 2.8 million RSUs, 4.6 million common share awards and 39.0 million warrants).